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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    001-03876                75-1056913
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     100 CRESCENT COURT,                                        75201-6927
          SUITE 1600                                            (Zip code)
       DALLAS, TEXAS
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit hereto and incorporated herein by reference in its entirety is the press release, attached hereto as Exhibit 99.1, issued by Holly Corporation (the "Company") on September 2, 2003, announcing that on September 2, 2003 the Company filed an answer and counterclaims against Frontier Oil Corporation in the lawsuit pending in the Delaware Court of Chancery, which Frontier filed against the Company on August 20, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1  --  Press Release of the Company issued September 2, 2003.*

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         * Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HOLLY CORPORATION

                                             By /s/ Stephen J. McDonnell
                                                --------------------------------
                                                Stephen J. McDonnell
                                                Vice President & Chief Financial
                                                 Officer

Date: September 2, 2003


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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                             EXHIBIT TITLE
       ------                             -------------
       99.1     --       Press Release of the Company issued September 2, 2003.